                                                                   EXHIBIT 10.45

                              TERMINATION AGREEMENT



                                January 22, 2001


Advanced Viral Research Corp.
200 Corporate Boulevard South
Yonkers, New York 10701
Attn: President


Gentlemen:

       Reference is made to the Equity Line of Credit Agreement dated as of September 18, 2000 between Spinneret Financial Systems, Ltd. ("Spinneret") and Advanced Viral Research Corporation ("ADVR")(the "Equity Line Agreement"), the Registration Rights Agreement dated as of September 18, 2000 among ADVR and Spinneret (the "Investor Registration Agreement"), the Escrow Agreement dated as of September 18, 2000, among ADVR, May Davis Group, Inc. ("May Davis"), Spinneret and Silverman, Collura & Chernis, P.C. (the "Escrow Agreement"), the Placement Agent Agreement dated as of September 18, 2000 between ADVR and May Davis (the "Placement Agreement"), the Registration Rights Agreement dated as of September 18, 2000 between ADVR and May Davis (the "May Davis Registration Agreement"), the Class A Warrants, dated September 18, 2000 issued to the persons set forth below on September 18, 2000 to purchase the number of shares of Common Stock of ADVR set forth opposite the name of the person set forth below (the "Class A Warrants") and the Class B Warrants, dated September 18, 2000 issued to the persons set forth below on September 18, 2000 to purchase the number of shares of Common Stock of ADVR set forth opposite the name of the person set forth below (the "Class B Warrants").

Class A Warrants

                                                             Number of Shares of
Warrant No.                 Initial Holder                   ADVR Common Stock
-----------                 --------------                   -------------------
WA-1                        Mark Angelo                           995,000

WA-2                        Hunter Singer                         995,000

WA-3                        Joseph Donahue                        995,000

WA-4                        Robert Farrell                        995,000


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
WA-5                        May Davis Group, Inc.                 995,000

WA-6                        Hamid Fashandi                         25,000

Class B Warrants


                                                             Number of Shares of
Warrant No.                 Initial Holder                   ADVR Common Stock
-----------                 --------------                   -------------------
WB-1                        Mark Angelo                          1,000,000

WB-2                        Hunter Singer                        1,000,000

WB03                        Joseph Donahue                       1,000,000

WB-4                        Robert Farrell                       1,000,000

WB-5                        May Davis Group, Inc.                1,000,000

         ADVR and each of the undersigned acknowledge that Spinneret has assigned its rights under all of the agreements set forth above to GMF Holdings ("GMF") and GMF has assumed all of the obligations of Spinneret thereunder. In addition, of the Warrants originally issued to May Davis, the following persons have been assigned Class A Warrants and Class B Warrants to purchase the number of shares of ADVR Common Stock set forth opposite the name of the tranferee.

                                Class A Warrants to         Class B Warrants to
                             Purchase Number of Shares   Purchase Number of Shares
Transferee                     of ADVR Common Stock        of ADVR Common Stock
-----------------            -------------------------   -------------------------
Kimberly Holt-May                     995,000                     500,000

Owen May                                                          400,000

Kevin Davis                                                        75,000

Adam Goldberg                                                      25,000

         ADVR and each of the undersigned agree that effective immediately each of the Equity Line Agreement, the Investor Registration Agreement, the Escrow Agreement, the Placement Agreement, the May Davis Registration Agreement, the Class A Warrants and the Class B Warrants are terminated and shall be of no further force and effect. Each holder of a Class A Warrant and/or Class B Warrant agrees to promptly deliver all certificates evidencing the same to ADVR for cancellation.

         This agreement may be signed in counterparts.


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                           Very truly yours,

                           MAY DAVIS GROUP, INC.


                           By: /s/ Mark Angelo
                              -------------------------------------------------
                              Mark Angelo


                           GMF HOLDINGS


                           By: /s/ Diego Davis
                              -------------------------------------------------
                               Diego Davis

                           /s/ Kimberly Holt-May
                           ----------------------------------------------------
                           Kimberly Holt-May

                           /s/ Mark Angelo
                           ----------------------------------------------------
                           Mark Angelo

                           /s/ Hunter Singer
                           ----------------------------------------------------
                           Hunter Singer

                           /s/ Joseph Donahue
                           ----------------------------------------------------
                           Joseph Donahue

                           /s/ Robert Farrell
                           ----------------------------------------------------
                           Robert Farrell

                           /s/ Owen May
                           ----------------------------------------------------
                           Owen May


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                           /s/ Kevin Davis
                           ----------------------------------------------------
                           Kevin Davis

                           /s/ Adam Goldberg
                           ----------------------------------------------------
                           Adam Goldberg


TERMS AGREED TO:

ADVANCED VIRAL RESEARCH CORP.


By: /s/ Shalom Z. Hirschman, M.D.
   ------------------------------
   Shalom Z. Hirschman, M.D.